UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

________________________

FORM 8-K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): April 3, 2015

IFAN FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-178788	33-1222494
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5694 Mission Center Road, Suite 602-660,

San Diego, CA, 92108-4312

(Address of principal executive offices)

Phone: (619) 537-9998

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a)  Dismissal of Independent Registered Public Accounting Firm.

On April 3, 2015, the Company, after review and recommendation by its board of directors, dismissed Kyle L. Tingle, CPA, LLC (“Tingle”) as the Registrant’s independent registered public accounting firm.  The resignation was accepted by the Board of Directors of the Company (the “Board”).

During the two most recent fiscal years and through the date of this report, there were no (1) disagreements with Tingle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused Tingle to make reference in its reports on the Company’s financial statements for such years to the subject matter of the disagreement, or (2) “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of Tingle on the financial statements of the Company, during the periods from August 31, 2011 through April 3, 2015, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except that the reports stated there is substantial doubt about the Company’s ability to continue as a going concern.

The Company has requested that Tingle furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements and, if not, stating the respects in which it does not agree.  The Company has filed the letter furnished by the Former Accountant as an exhibit to this Report.

(b)  Engagement of New Independent Registered Public Accounting Firm.

On April 3, 2015, the Board of Directors approved the appointment of GBH CPAs, PC as the independent registered public accounting firm of the Company.

During the Company’s two most recent fiscal years and the subsequent interim periods preceding GBH CPAs, PC engagement, neither the Company nor anyone on behalf of the Company consulted with GBH CPAs, PC regarding the application of accounting principles to any specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements, and GBH CPAs, PC did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that was the subject of a “disagreement” or a “reportable event,” as such terms are defined in Item 304(a)(1) of Regulation S-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

The following exhibits are filed with this Current Report on Form 8-K.

Exhibit Number	Description of Exhibit
16.1	Responsive Letter from Kyle L. Tingle, CPA, dated April 27, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IFAN FINANCIAL, INC. Date: May 1, 2015 By: /s/ J. Christopher Mizer J. Christopher Mizer President & CEO

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